UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: September 1, 2011

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

 (208) 664-4859

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 1, 2011, the Company issued a press release entitled “Timberline Resources Reports Additional Broad Zones of High-Grade Gold at Butte Highlands”.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On September 6, 2011 the Company issued a press release entitled “Timberline Resources Signs Letter of Intent to Sell Its Contract Drilling Subsidiary”.  A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Items.

The Company announced on September 6, 2011 that it has signed a non-binding Letter of Intent to sell its Timberline Drilling, Inc. (“TDI”) subsidiary.  The sale, which is subject to negotiation and execution of binding definitive documents and other ordinary and customary closing conditions for a transaction of this type, including regulatory approvals, is anticipated to close in the fourth calendar quarter of 2011.  The consideration to be received by the Company upon the sale of TDI is anticipated to include $8 million in cash at closing, a $1.25 million note receivable bearing interest at 10% and due in full 18 months after closing, assumption of TDI debt in the amount of approximately $1 million by the purchaser, the entry by the Company into a drilling services agreement with TDI that will provide the Company with approximately $1 million in savings from below market charges for future drilling services to be provided by TDI, and a working capital adjustment payable by the purchaser within 60 days of closing. There is no assurance that the sale of TDI will be completed by the fourth calendar quarter of 2011 or at all.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated September 1, 2011.*

99.2

Press Release of Timberline Resources Corporation dated September 6, 2011.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: September 6, 2011	By:	/s/ Randal Hardy
Randal Hardy Chief Financial Officer and Director

 EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated September 1, 2011.*

99.2

Press Release of Timberline Resources Corporation dated September 6, 2011.*

* Furnished to not filed with the SEC pursuant to Item 7.01 above.